FIFTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

This FIFTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of December 22, 2021, is entered into by and among the following parties:

(i)
BRIGHTVIEW LANDSCAPES, LLC, as Servicer (in such capacity, the “Servicer”) and an Originator;
(ii)
BRIGHTVIEW LANDSCAPE DEVELOPMENT, INC., an Arizona corporation, as an Originator (“BrightView Landscape Development, Inc. (AZ)”);
(iii)
BRIGHTVIEW LANDSCAPE DEVELOPMENT, INC., a Colorado corporation, as an Originator (“BrightView Landscape Development, Inc. (CO)” together with BrightView Landscape Development, Inc. (AZ), the “Non-Surviving Originators”, and each, a “Non-Surviving Originator”);
(iv)
VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO, as Originators; and
(v)
BRIGHTVIEW FUNDING LLC, as Buyer (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.

BACKGROUND

A.
The parties hereto are parties to the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, the Third Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, and the Fourth Amendment to the Purchase and Sale Agreement, dated as of November 23, 2020, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
B.
The Non-Surviving Originators intend to merge with and into BrightView Landscape Development, Inc., a California corporation (the “Surviving Originator”), effective on or about December 31, 2021 (such merger, the “Subject Merger”). Upon the occurrence of the Subject Merger, the Surviving Originator will possess all of the rights, privileges and powers of the Non-Surviving Originator and all debts, liabilities and duties of the Non-Surviving Originator will attach to the Surviving Originator.
C.
The parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

Fifth Amendment to Purchase and Sale Agreement (BrightView)

SECTION 1.
Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)
Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.
(b)
Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.
(c)
Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.
SECTION 3.
Delegation and Assumption of Non-Surviving Originator’s Obligations. Effective immediately prior to the execution of this Amendment, each of the Non-Surviving Originators hereby delegate to the Surviving Originator, and the Surviving Originator hereby assumes, all of the Non-Surviving Originator’s obligations and liabilities, to the extent if any, under the Agreement and each of the other Transaction Documents.
SECTION 4.
Representations and Warranties of the Originators and Servicer. The Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Agreement and each of the other Transaction Documents in which it is a party are true and correct as of the date hereof.
(b)
Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)
No Event of Default; No Purchase and Sale Termination Event. No Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 5.
Effect of Amendment; Ratification. All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this

2	Fifth Amendment to Purchase and Sale Agreement (BrightView)

Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 6.
Effectiveness. This Amendment shall become effective, as of the date hereof, upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.
SECTION 7.
Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8.
Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 9.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 10.
GOVERNING LAW AND JURISDICTION.
(a)
THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b)
EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE

3	Fifth Amendment to Purchase and Sale Agreement (BrightView)

PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 11.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 12.
Reaffirmation. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. Further, the Performance Guarantor hereby affirms that its obligations under the Performance Guaranty shall apply to the Surviving Originator.
SECTION 13.
Consent. Each of PNC, as Administrative Agent, and the Buyer hereby consents to the Subject Merger and waives any notice or other requirements set forth in the Purchase and Sale Agreement; provided, that no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default shall have occurred and is continuing.

[Signature Pages Follow]

4	Fifth Amendment to Purchase and Sale Agreement (BrightView)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BRIGHTVIEW FUNDING LLC, a Delaware limited liability company, as Buyer

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Treasurer

BRIGHTVIEW LANDSCAPES, LLC, a Delaware limited liability company, as Servicer and an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Treasurer

Brightview Chargers, Inc., a Delaware corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Brightview Enterprise Solutions, LLC, a Florida limited liability company, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., an Arizona corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., a California corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Colorado corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Florida corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Brightview Landscape Services, INC., a Georgia corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Nevada corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Texas corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Development, Inc., a California corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Treasurer

Brightview Golf Maintenance, Inc., a California corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Brightview Tree Care Services, Inc., a California corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Western Landscape Construction, a Nevada corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

U. S. Lawns, Inc., a Florida corporation, as an Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Brightview Landscape Development, Inc., a Colorado corporation, as a Non-Surviving Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Brightview Landscape Development, Inc., an Arizona corporation as a Non-Surviving Originator

By: /s/ Katriona Knaus Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

ACKNOWLEDGED AND AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By: /s/ Christopher Blaney

Name: Christopher Blaney

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christopher Blaney

Name: Christopher Blaney

Title: Senior Vice President

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

ACKNOWLEDGED AND AGREED TO BY:

BRIGHTVIEW ACQUISITION HOLDINGS, INC.,
as the Performance Guarantor

By: /s/ Katriona Knaus

Name: Katriona Knaus

Title: Assistant Treasurer

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
BrightView Landscapes, LLC	Delaware
BrightView Chargers, Inc.	Delaware
BrightView Enterprise Solutions, LLC	Florida
BrightView Landscape Services, Inc.	Arizona
BrightView Landscape Services, Inc.	California
BrightView Landscape Services, Inc.	Colorado
BrightView Landscape Services, Inc.	Florida
BrightView Landscape Services, Inc.	Georgia
BrightView Landscape Services, Inc.	Nevada
BrightView Landscape Services, Inc.	Texas
BrightView Landscape Development, Inc.	California
BrightView Golf Maintenance, Inc.	California
BrightView Tree Care Services, Inc.	California
western Landscape Construction	Nevada
U. S. Lawns, Inc.	Florida

Schedule I-1

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
BrightView Landscapes, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Chargers, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Enterprise Solutions, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Golf Maintenance, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Tree Care Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
western Landscape Construction	980 Jolly Road Blue Bell, Pennsylvania 19422
U. S. Lawns, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422

Schedule II-1

Fifth Amendment to

Purchase and Sale Agreement (BrightView)

Schedule III

TRADE NAMES

BrightView Landscapes, LLC • BrightView
BrightView Chargers, Inc. • BrightView
BrightView Enterprise Solutions, LLC • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Development, Inc. • BrightView
BrightView Golf Maintenance, Inc. • BrightView
BrightView Tree Care Services, Inc. • BrightView
Western Landscape Construction • BrightView
U. S. Lawns, Inc. • BrightView

Schedule III-1

Fifth Amendment to

Purchase and Sale Agreement (BrightView)